UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

February 23, 2005 –Chemokine Therapeutics Corp announced that the 97th Annual Meeting of the American Association for Cancer Research in 2006 has accepted the results of the research study of Chemokine Therapeutics’ Anti-Cancer compound, CTCE-9908, in a model of prostate cancer for presentation.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

February 23, 2005 –Chemokine Therapeutics Corp announced that the 97th Annual Meeting of the American Association for Cancer Research in 2006 has accepted the results of the research study of Chemokine Therapeutics’ Anti-Cancer compound, CTCE-9908, in a model of prostate cancer for presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

February 23, 2005 –Chemokine Therapeutics Corp announced that the 97th Annual Meeting of the American Association for Cancer Research in 2006 has accepted the results of the research study of Chemokine Therapeutics’ Anti-Cancer compound, CTCE-9908, in a model of prostate cancer for presentation.

   TSX: CTI     &    OTCBB: CHKT

CHEMOKINE THERAPEUTICS TO PRESENT ANTI-METASTASIS DATA AT THE AMERICAN ASSOCIATION FOR CANCER RESEARCH

Vancouver, BC (February 23, 2006) – Chemokine Therapeutics Corp. (the Company) (TSX: CTI; OTCBB: CHKT), a biotechnology company developing drugs in the field of chemokines, today announced that the 97th Annual Meeting of the American Association for Cancer Research in 2006 has accepted the results of the research study of Chemokine Therapeutics’ Anti-Cancer compound, CTCE-9908, in a model of prostate cancer for presentation. The presentation, entitled “A peptide antagonist of chemokine receptor CXCR4 reduces tumor metastasis in a murine orthotopic model of human prostate cancer”, will be presented on April 3rd in Washington, DC.

The study previously announced by the company demonstrated that CTCE-9908 prevented the spread of established human prostate cancer to distant organs in preclinical models by an average of 61%. This reduction was apparent with daily sub-cutaneous and intraperitoneal administration of the drug, CTCE-9908. Further findings will be presented at the conference. The abstract will be available on the AACR website at www.AACR.org.

About Prostate Cancer

Prostate cancer is the most common type of cancer found in American men after skin cancer. The American Cancer Society estimates that there will be about 234,460 new cases of prostate cancer in the United States in 2006. About 27,350 men will die of this disease. Prostate cancer is the second leading cause of cancer death in men, second only to lung cancer.1

About CTCE-9908

CTCE-9908 is designed to block the receptor (CXCR4) that has been identified as critical in the process of tumor metastasis to other tissues in the body. The CXCR4 receptor is present on most human tumors cells, including lung, breast, prostate, colon, ovarian, bone, brain, and skin cancer. Leading cancer researchers have demonstrated that a high level of CXCR4 expression in cancer cells is correlated to tumor progression, high metastasis rate and low patient survival rate.

The Company has completed a Phase I, dose-escalation clinical trial using CTCE-9908 in healthy volunteers. The completed single dose Phase I clinical trial demonstrated CTCE-9908 to be safe and well tolerated by the study subjects.  The Company recently received approval from Health Canada to initiate a phase Ib/II clinical trial using CTCE-9908. With this notice, the Company is now in a position to initiate the clinical trial. The Company plans to test the drug in approximately up to 30 patients with late stage cancers to evaluate safety as well as early efficacy. The trial is designed to study a mixed group of tumors that will include the most common cancers such as ovarian, lung, and breast.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.  Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials;CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit its website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Corporate Contact: Frederica Bell Director, Investor Relations Chemokine Therapeutics Corp. (604)827-3131 fbell@chemokine.net

www.cancer.org